                                                                   EXHIBIT 99.19

                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]




                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4
                _______________________________________________

               Monthly Period:                    08/06/96 to
                                                  08/31/96
               Distribution Date:                 09/10/96
               Transfer Date:                     09/09/96

  Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.  Information Regarding the Current Monthly Distribution.
      ------------------------------------------------------

      1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                     Class A                   $5.47498194
                                     Class B                    5.64998185
                                     CIA Inv. Amt.              6.60273755
                                                          -----------------
                                     Total (weighted avg.)     $5.59524546


      2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                     Class A                   $5.47498194
                                     Class B                    5.64998185
                                     CIA Inv. Amt.              6.60273755
                                                          -----------------
                                     Total (weighted avg.)     $5.59524546
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MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1996-4
Page 2


      3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                     Class A                   $0.00000000
                                     Class B                    0.00000000
                                     CIA Inv. Amt.              0.00000000
                                                          -----------------
                                     Total                     $0.00000000


  B.  Information Regarding the Performance of the Trust.
      ---------------------------------------------------

      1. Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                     Class A                $43,482,371.72
                                     Class B                  3,931,118.48
                                     CIA Inv. Amt.            4,981,417.29
                                                          -----------------
                                     Total                  $52,394,907.49
                                                          =================

      2. Allocation of Finance Charge Receivables.
         -----------------------------------------

         (a)  The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the Certificates

                                     Class A                 $7,380,613.84
                                     Class B                          0.00
                                     CIA Inv. Amt.                    0.00
                                                          -----------------
                                     Total                   $7,380,613.84
                                                          =================

         (b)  Principal Funding Investment Proceeds (to Class A)       N/A
         (c)  Withdrawals from Reserve Account (to Class A)            N/A
                                                          -----------------
                Class A Available Funds                      $7,380,613.84
                                                          =================

         (b)  Principal Funding Investment Proceeds (to Class B)       N/A
         (c)  Withdrawals from Reserve Account (to Class B)            N/A
                                                          -----------------
                Class B Available Funds                              $0.00
                                                          =================

         (b)  Prin. Funding Investment Proceeds (to Class CIA)         N/A
         (c)  Withdrawals from Reserve Account (to Class CIA)          N/A
                                                          -----------------
                CIA Available Funds                                  $0.00
                                                          =================

      3. Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)  The aggregate amount of Principal Receivables
              in the Trust as of the last day of the Monthy
              Period                                    $16,965,492,542.30

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MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1996-4
Page 3

         (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested Amount during
              Accumulation Period)

                                     Class A               $500,000,000.00
                                     Class B                 45,180,000.00
                                     CIA Inv. Amt.           57,230,000.00
                                                          -----------------
                                     Total                 $602,410,000.00

         (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                     Class A                      2.94700%
                                     Class B                      0.26600%
                                     CIA Inv. Amt.                0.33700%
                                                          -----------------
                                     Total                        3.55000%

         (d)  During the Amortization Period: The Invested
              Amount as of _______ (the last day of the Revolving
              Period)

                                     Class A                           N/A
                                     Class B                           N/A
                                     CIA Inv. Amt.                     N/A
                                                          -----------------
                                     Total                             N/A

         (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
              Receivables set forth in paragraph 3(a) above

                                     Class A                           N/A
                                     Class B                           N/A
                                     CIA Inv. Amt.                     N/A
                                                          -----------------
                                     Total                             N/A

      4. Delinquent Balances.
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

         (a)  35 - 64 days                                 $312,272,525.64
         (b)  65 - 94 days                                  170,748,276.22
         (c)  95 - 124 days                                 142,430,236.99
         (d)  125 - 154 days                                110,281,956.57
         (e)  155 - 184 days                                 91,316,462.22
         (f)  185 or more days                               78,177,309.74
                                                          -----------------
                                     Total                 $905,226,767.38
                                                          =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT               Series 1996-4
Page 4

      5. Monthly Investor Default Amount.
         -------------------------------

         (a)  The aggregate amount of all defaulted Principal
              Receivables written off as uncollectible during the Monthly Period allocable to the Invested
              Amount (the aggregate "Investor Default
              Amount")

                                     Class A                 $1,969,340.62
                                     Class B                    177,949.62
                                     CIA Inv. Amt.              225,410.73
                                                          -----------------
                                     Total                   $2,372,700.97
                                                          =================

      6. Investor Charge-Offs & Reimbursements of Charge-Offs.
         ----------------------------------------------------

         (a)  The aggregate amount of Class A Investor Charge-
              Offs and the reductions in the Class B Invested
              Amount and the CIA Invested Amount

                                     Class A                         $0.00
                                     Class B                          0.00
                                     CIA Inv. Amt.                    0.00
                                                          -----------------
                                     Total                           $0.00
                                                          =================

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                     Class A                         $0.00
                                     Class B                          0.00
                                     CIA Inv. Amt.                    0.00
                                                          -----------------
                                     Total                           $0.00
                                                          =================

         (c)  The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                     Class A                         $0.00
                                     Class B                          0.00
                                     CIA Inv. Amt.                    0.00
                                                          -----------------
                                     Total                           $0.00
                                                          =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1996-4
Page 5


         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                     Class A                         $0.00
                                     Class B                          0.00
                                     CIA Inv. Amt.                    0.00
                                                          -----------------
                                     Total                           $0.00
                                                          =================

      7. Investor Servicing Fee.
         ----------------------

         (a)  The amount of the Investor Monthly Servicing Fee
              payable by the Trust to the Servicer for the
              Monthly Period
                                     Class A                   $534,247.00
                                     Class B                     48,275.00
                                     CIA Inv. Amt.               61,150.00
                                                          -----------------
                                     Total                     $643,672.00
                                                          =================

      8. Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated CIA and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                     Class B                         $0.00
                                     CIA Inv. Amt.                    0.00
                                                          -----------------
                                     Total                           $0.00
                                                          =================

      9. CIA Invested Amount
         -------------------

         (a) The amount of the CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

                                                            $57,230,000.00

         (b) The Required CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

                                                            $57,230,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1996-4
Page 6


      10. The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                     Class A                    1.00000000
                                     Class B                    1.00000000
                                                          -----------------
                                     Total (weighted avg.)      1.00000000
                                                          =================

      11. The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period         12.51%

      12. The Base Rate
          -------------

          The Base Rate for the related Monthly Period                7.76%





  C.  Information Regarding the Principal Funding Account
      ---------------------------------------------------

      1.  Accumulation Period
          -------------------

          (a)  Accumulation Period commencement date               07/31/05

          (b)  Accumulation Period length (months)                        1

          (c)  Accumulation Period Factor                             25.52

          (d)  Required Accumulation Factor Number                       11

          (e)  Controlled Accumulation Amount               $602,410,000.00

          (f)  Minumum Payment Rate (last 12 months)                  9.54%

      2.  Principal Funding Account
          -------------------------
      Beginning Balance                                              $0.00
          Plus:Principal Collections for Related Monthly Period from
               Principal Account                                       0.00
          Plus:Interest on Principal Funding Account Balance for
               Related Monthly Period                                   N/A
          Less:Withdrawals to Finance Charge Account                    N/A
          Less:Withdrawals to Distribution Account                     0.00
                                                          -----------------
      Ending Balance                                                 $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1996-4
Page 7


      3. Accumulation Shortfall
         ----------------------

              The Controlled Deposit Amount for the previous
              Monthly Period                                           N/A

         Less:The amount deposited into the Principal Funding
              Account for the Previous Monthly Period                  N/A
                                                          -----------------
              Accumulation Shortfall                                   N/A
                                                          =================
              Aggregate Accumulation Shortfalls                        N/A
                                                          =================

      4. Principal Funding Investment Shortfall
         --------------------------------------

              Covered Amount                                           N/A

         Less:Principal Funding Investment Proceeds                    N/A
                                                          -----------------
              Principal Funding Investment Shortfall                   N/A

  D.  Information Regarding the Reserve Account
      -----------------------------------------
      1. Required Reserve Account Analysis

         (a)  Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other amount
              designated by Transferor)                              $0.00

         (b)  Required Reserve Account Amount ($)                     0.00

         (c)  Required Reserve Account Balance after effect of        0.00
              any transfers on the Related Transfer Date

         (d)  Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date            $0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date           N/A

      3. Withdrawals from the Reserve Account
         ------------------------------------

         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the Related Transfer
         Date (1(d) plus 2 above)                                      N/A

      4. The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related                3.93%
         Monthly period
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                FIRST USA BANK
                                as Servicer


                                By:/s/ W. Todd Peterson
                                   -----------------------------------
                                   W. Todd Peterson
                                   Vice President